Exhibit 99.1
News Release

For immediate release	For more information contact:
February 24, 2017	Jeff Keyes
Chief Financial Officer
858-726-1600
ir@digirad.com

Digirad Corporation Reports Financial Results for the
Fourth Quarter and Twelve Months ended December 31, 2016

•Year over year fourth quarter revenue increases 100%
•Year over year fourth quarter net income increases 192%
•During 2016, Company pays down $11.7 million on its credit facility
•Company continues to pay regular quarterly cash dividend of $0.05 cents per share

Suwanee, GA. - February 24, 2017 - Digirad Corporation (Nasdaq: DRAD) today reported its financial results for the fourth quarter and twelve months ended December 31, 2016.
Total revenues for the fourth quarter were $31.1 million, an increase of 100 percent compared to the prior year’s fourth quarter revenues of $15.6 million.
Net income for the fourth quarter was $2.0 million, or $0.10 diluted earnings per share (EPS), compared to net income of $0.7 million, or $0.03 diluted EPS from the same period in the prior year. Non-GAAP adjusted net income for the fourth quarter was $3.0 million, or $0.15 diluted EPS, compared to $1.3 million, or $0.07 diluted EPS from the same period in the prior year.
Non-GAAP adjusted EBITDA for the fourth quarter was $5.4 million, compared to $2.1 million in the same period in the prior year.
Total revenues for the twelve months ended December 31, 2016 were $125.5 million, an increase of 106 percent compared to the prior year’s revenues of $60.8 million.
Net income for the twelve months ended December 31, 2016 was $14.3 million, or $0.71 diluted EPS, compared to net income of $21.6 million, or $1.10 diluted EPS in the same period in the prior year. Non-GAAP adjusted net income for the twelve months ended December 31, 2016 was $7.2 million, or $0.36 diluted EPS, compared to non-GAAP adjusted net income of $4.5 million, or $0.23 diluted EPS in the same period in the prior year.
Non-GAAP adjusted EBITDA for the twelve months ended December 31, 2016 was $16.8 million, compared to $7.2 million in the same period in the prior year. A reconciliation of non-GAAP adjusted net income and non-GAAP adjusted EBITDA is provided later in this release.
The results for the fourth quarter and twelve months ended December 31, 2016 include the results of the recent acquisition of DMS Health, which closed on January 1, 2016.
Digirad President and CEO Matt Molchan said, “We are very pleased with our results for the quarter, where we experienced exceptional product sales performance, as well as great performance from our service businesses, capping off a transformational year for Digirad.”
Molchan continued, “I am also pleased to report we have completed all of our operational integration activities related to the DMS Health acquisition, and will now be focusing our efforts on leveraging our combined resources as we move forward. Additionally, since entering our credit facility at the beginning of the year, we have paid down $11.7 million of the initial balance, including three extra principal payments. We continue to generate significant cash flow to maintain our stable dividend, fund organic growth and pursue accretive acquisitions.”
The Company previously announced a cash dividend of $0.05 cents per share that will be paid on February 28, 2017, to shareholders of record on February 15, 2017.

Conference Call Information
A conference call is scheduled for 10:00 a.m. EST on February 24, 2017 to discuss the results and management's outlook. The call may be accessed by dialing 1-877-407-9039 (international callers: +1-201-689-8470) five minutes prior to the scheduled start time and referencing Digirad. A simultaneous webcast of the call may be accessed online from the Events & Presentations link on the Investor Relations page at http://drad.client.shareholder.com; an archived replay of the webcast will be available within 15 minutes of the end of the conference call.
Use of Non-GAAP Financial Measures by Digirad Corporation
This Digirad news release presents the non-GAAP financial measures “adjusted net income,” “adjusted net income per diluted share,” and “adjusted EBITDA.” The most directly comparable measure for these non-GAAP financial measures are net income and diluted net income per share. The Company has included below unaudited adjusted financial information, which presents the Company's results of operations after excluding acquired intangible asset amortization, goodwill impairment, acquisition related contingent consideration adjustments, investment impairment loss, transaction and integration costs associated with DMS Health Technologies, and non-recurring related income tax adjustments. Further excluded in the measure of adjusted EBITDA are interest, taxes, depreciation, amortization and stock-based compensation.

A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Digirad's financial condition and results of operations is included as Exhibit 99.2 to Digirad's report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2017.
About Digirad Corporation
Digirad delivers convenient, effective, and efficient healthcare solutions on an as needed, when needed, and where needed basis. Digirad’s diverse portfolio of mobile healthcare solutions and medical equipment and services, including diagnostic imaging and patient monitoring, provides hospitals, physician practices, and imaging centers through the United States access to technology and services necessary to provide exceptional patient care in the rapidly changing healthcare environment. For more information, please visit www.digirad.com.
Forward-Looking Statements
This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seek,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of those words or other comparable terminology, or in specific statements such as the Company's ability to deliver value to customers, the ability to grow and generate positive cash flow, the ability to execute on restructuring activities, and ability to successfully execute acquisitions. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are detailed in Digirad's filings with the U.S. Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports. Readers are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Digirad undertakes no obligation to revise or update the forward-looking statements contained herein.

(Financial tables follow)

Digirad Corporation
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except per share amounts)	2016	2015	2016	2015

Revenues:
Services	$23,015	$11,683	$95,511	$46,407
Product and product-related	8,119	3,895	29,956	14,419
Total revenues	31,134	15,578	125,467	60,826
Cost of revenues:
Services	18,720	9,048	75,515	35,968
Product and product-related	3,772	1,838	14,179	6,949
Total cost of revenues	22,492	10,886	89,694	42,917

Gross profit	8,642	4,692	35,773	17,909
Total gross profit percentage	27.8%	30.1%	28.5%	29.4%
Services gross profit percentage	18.7%	22.6%	20.9%	22.5%
Product and product-related gross profit percentage	53.5%	52.8%	52.7%	51.8%

Operating expenses:
Marketing and sales	2,161	1,051	10,049	4,741
General and administrative	4,088	3,009	19,988	9,888
Amortization of intangible assets	578	134	2,313	506
Goodwill impairment	338	—	338	—
Total operating expenses	7,165	4,194	32,688	15,135

Income from operations	1,477	498	3,085	2,774

Other income (expense):
Other income (expense), net	627	(233)	212	(233)
Interest expense, net	(320)	(12)	(1,412)	(24)
Total other income (expense)	307	(245)	(1,200)	(257)

Income before income taxes	1,784	253	1,885	2,517
Income tax benefit	194	425	12,417	19,123
Net income	$1,978	$678	$14,302	$21,640

Net income per share:
Basic	$0.10	$0.03	$0.73	$1.13
Diluted	$0.10	$0.03	$0.71	$1.10
Dividends declared per common share	$0.05	$0.05	$0.20	$0.20

Weighted average shares outstanding – basic	19,764	19,404	19,594	19,210
Weighted average shares outstanding – diluted	20,173	19,933	20,067	19,690

Digirad Corporation
Consolidated Balance Sheets
(Unaudited)

(in thousands)	December 31, 2016	December 31, 2015
Assets:
Current assets:
Cash and cash equivalents	$2,203	$15,868
Securities available-for-sale	917	3,227
Accounts receivable, net	14,503	7,274
Inventories, net	5,987	4,381
Restricted cash	1,376	233
Other current assets	2,093	764
Total current assets	27,079	31,747
Property and equipment, net	31,407	6,252
Intangible assets, net	11,628	3,079
Goodwill	6,237	2,897
Deferred tax assets	27,019	18,578
Restricted cash	2,100	—
Other assets	793	1,560
Total assets	$106,263	$64,113

Liabilities:
Current liabilities:
Accounts payable	$6,514	$1,369
Accrued compensation	3,962	2,453
Accrued warranty	196	213
Deferred revenue	3,123	1,673
Current portion of long-term debt	5,358	—
Other current liabilities	3,520	2,998
Total current liabilities	22,673	8,706
Long-term debt, net of current portion	16,070	—
Other liabilities	1,039	1,252
Total liabilities	39,782	9,958

Stockholders’ equity:
Preferred stock, $0.0001 par value: 10,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value: 80,000,000 shares authorized; 19,892,557 and 19,416,070 shares issued and outstanding (net of treasury shares) at December 31, 2016 and 2015, respectively	2	2
Treasury stock, at cost; 2,588,484 shares at December 31, 2016 and 2015	(5,728)	(5,728)
Additional paid-in capital	151,696	153,860
Accumulated other comprehensive loss	(52)	(240)
Accumulated deficit	(79,437)	(93,739)
Total stockholders’ equity	66,481	54,155
Total liabilities and stockholders’ equity	$106,263	$64,113

Digirad Corporation
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share amounts)	2016	2015	2016	2015

Net income	$1,978	$678	$14,302	$21,640
Acquired intangible amortization	578	131	2,313	496
Acquisition related contingent consideration valuation adjustment(1)	(56)	113	(64)	(60)
Investment impairment loss(2)	—	278	414	278
Transaction and integration costs of DMS Health Technologies(3)	173	595	1,921	1,338
Goodwill impairment	338	—	338	—
Income tax items(4)	25	(446)	(12,071)	(19,145)
Non-GAAP Adjusted net income	$3,036	$1,349	$7,153	$4,547

Net income per share - diluted(5)	$0.10	$0.03	$0.71	$1.10
Acquired intangible amortization	0.03	0.01	0.12	0.03
Acquisition related contingent consideration valuation adjustment(1)	—	0.01	—	—
Investment impairment loss(2)	—	0.01	0.02	0.01
Transaction and integration costs of DMS Health Technologies(3)	0.01	0.03	0.10	0.07
Goodwill impairment	0.02	—	0.02	—
Income tax items(4)	—	(0.02)	(0.60)	(0.97)
Non-GAAP Adjusted net income per share - diluted(5)	$0.15	$0.07	$0.36	$0.23

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2016	2015	2016	2015

Net income	$1,978	$678	$14,302	$21,640
Acquisition related contingent consideration valuation adjustment(1)	(56)	113	(64)	(60)
Investment impairment loss(2)	—	278	414	278
Transaction and integration costs of DMS Health Technologies(3)	173	595	1,921	1,338
Goodwill impairment	338	—	338	—
Depreciation and amortization	2,552	690	9,889	2,441
Stock-based compensation	270	166	1,024	616
Interest income	(2)	(7)	(14)	(39)
Interest expense	322	19	1,426	63
Income tax benefit	(194)	(425)	(12,417)	(19,123)
Non-GAAP Adjusted EBITDA	$5,381	$2,107	$16,819	$7,154

(1) Reflects fair value adjustment to estimate of contingent consideration related to acquisitions.
(2) Reflects impairment losses related to investment in Perma-Fix Medical. Amount consists of a write-down of the investment to its fair market value that was considered other than temporary.
(3) Reflects diligence, transaction, and integration costs related to the acquisition of DMS Health Technologies.
(4) Reflects income tax effect for adjusted financial data and acquisition related income tax adjustments, and release of previously reserved net operating loss carryforwards.
(5) Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and sum of individual items may not equal the total.

Digirad Corporation
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended
(in thousands, except per share amounts)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Net income (loss)	$678	$11,609	$998	$(283)	$1,978
Acquired intangible amortization	131	577	578	578	578
Acquisition related contingent consideration valuation adjustment(1)	113	—	(3)	(5)	(56)
Investment impairment loss(2)	278	—	—	414	—
Transaction and integration costs of DMS Health Technologies(3)	595	1,450	171	127	173
Goodwill impairment	—	—	—	—	338
Income tax items(4)	(446)	(12,333)	67	170	25
Non-GAAP Adjusted net income	$1,349	$1,303	$1,811	$1,001	$3,036

Net income (loss) per share - diluted(5)	$0.03	$0.58	$0.05	$(0.01)	$0.10
Acquired intangible amortization	0.01	0.03	0.03	0.03	0.03
Acquisition related contingent consideration valuation adjustment(1)	0.01	—	—	—	—
Investment impairment loss(2)	0.01	—	—	0.02	—
Transaction and integration costs of DMS Health Technologies(3)	0.03	0.07	0.01	0.01	0.01
Goodwill impairment	—	—	—	—	0.02
Income tax items(4)	(0.02)	(0.62)	—	0.01	—
Non-GAAP Adjusted net income per share - diluted(5)	$0.07	$0.07	$0.09	$0.05	$0.15

	Three Months Ended
(in thousands)	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016

Net income (loss)	$678	$11,609	$998	$(283)	$1,978
Acquisition related contingent consideration valuation adjustment(1)	113	—	(3)	(5)	(56)
Investment impairment loss(2)	278	—	—	414	—
Transaction and integration costs of DMS Health Technologies(3)	595	1,450	171	127	173
Goodwill impairment	—	—	—	—	338
Depreciation and amortization	690	2,465	2,383	2,489	2,552
Stock-based compensation	166	223	257	274	270
Interest income	(7)	(5)	(4)	(3)	(2)
Interest expense	19	375	383	345	322
Income tax expense (benefit)	(425)	(12,461)	37	202	(194)
Non-GAAP Adjusted EBITDA	$2,107	$3,656	$4,222	$3,560	$5,381

(1) Reflects fair value adjustment to estimate of contingent consideration related to acquisitions.

(2) Reflects impairment losses related to investment in Perma-Fix Medical. Amounts consist of impairment of a Supply Agreement entered into between the two parties, a loss related to the initial excess of the transaction price over fair value and a write-down of the investment to its fair market value that was considered other than temporary.
(3) Reflects diligence, transaction, and integration costs related to the acquisition of DMS Health Technologies.
(4) Reflects income tax effect for adjusted financial data and acquisition related income tax adjustments, and release of previously reserved net operating loss carryforwards.
(5) Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and sum of individual items may not equal the total.

Digirad Corporation
Supplemental Debt Information
(Unaudited)

The following table reflects outstanding principal balances and interest rates under the Company's credit facility at December 31, 2016:

(in thousands)	Balance	Interest Rate
Term A(1)	$17,382	3.15%
Term B(2)	4,581	5.65%
Revolver	—	2.69%
Total borrowing	$21,963

(1) Term A amortizes over a 7-year period with scheduled amortization ending in January 2021, with the remaining amount due in a balloon payment.
(2) Term B amortizes over a 3-year period with scheduled amortization ending in January 2019. Through December 31, 2016, the Company has made three extra payments in the same amount as the scheduled payments.

Digirad Corporation
Supplemental Cash Flow Information
(Unaudited)

	Twelve Months Ended December 31,
(in thousands)	2016	2015	2014
Net cash provided by operating activities	$10,834	$3,720	$4,280

Purchases of property and equipment	$6,185	$1,424	$1,258